UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2018

TRINITY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
On November 1, 2018, Trinity Capital Corporation (the "Company") and its wholly-owned subsidiary, Los Alamos National Bank ("LANB"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Enterprise Financial Services Corp ("Enterprise") and its wholly-owned subsidiary, Enterprise Bank & Trust ("EB&T"). Subject to the terms and conditions of the Merger Agreement, the Company will merge with and into EFSC, with EFSC being the surviving corporation (the "Merger").  Immediately following the consummation of the Merger, LANB will merge with and into EB&T, with Enterprise Bank & Trust being the surviving bank (the "Bank Merger"). The terms and conditions of the Merger Agreement and the transactions contemplated thereby have been unanimously approved by the boards of directors of the Company, EFSC, EB&T and LANB.
Under the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each outstanding share of the Company's common stock (except for cancelled shares and Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive (i) 0.1972 shares of EFSC's common stock and (ii) $1.84 in cash, without interest, with any fractional shares paid in cash  (collectively, the "Merger Consideration"). Based on the closing price of $43.45 for EFSC common stock on October 31, 2018, the Merger Consideration would have an implied aggregate value of approximately $213 million.
At the Effective Time, each award of Company restricted stock units ("RSU award") that would vest immediately prior to the Effective Time will be cancelled, and the holder will be entitled to receive the Merger Consideration in accordance with the terms of the Merger Agreement.  At the Effective Time, any RSU award that would not vest immediately prior to the Effective Time will be converted into an award consisting of a number of restricted stock units of EFSC common stock to be calculated in accordance with the terms of the Merger Agreement.
Under the Merger Agreement, two current members of the Company's board of directors, Tony Scavuzzo and James F. Deutsch, will be appointed to the board of directors of EFSC effective at or immediately following the Effective Time.  In addition, one current member of the Company's board of directors, James E. Goodwin, Jr., will be appointed to the board of directors of Enterprise Bank & Trust effective at or immediately following the effective time of the Bank Merger.  The officers of EFSC at the Effective Time will be the officers of the surviving corporation.
The Merger Agreement contains representations and warranties customary from both the Company and EFSC for transactions of this type.  Completion of the Merger is subject to certain conditions, including, among others, the (i) approval of the Merger Agreement by the Company's shareholders, (ii) listing on NASDAQ of the shares of EFSC common stock to be issued in the Merger, (iii) receipt of all governmental and regulatory consents and approvals required to consummate the Merger, the failure of which to be obtained would reasonably be expected to have a material adverse effect on the surviving corporation, (v) U.S. Securities and Exchange Commission (the "SEC") having declared effective under the Securities Act of 1933, as amended (the "Securities Act"), EFSC's registration statement covering the issuance of shares of EFSC common stock in the Merger and (vi) absence of any injunction, order or legal restraint prohibiting the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party's representations and warranties being true and correct to the extent provided in the Merger Agreement and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement may be terminated by mutual written consent of the parties. The Merger Agreement also contains certain termination rights, including, among others the right of either party to terminate if (i) the Merger shall not have become effective by June 30, 2019 or, if regulatory approvals remain outstanding, by September 30, 2019, (ii) the consummation of the Merger has been enjoined or prohibited, (iii) the Company shareholder approval is not obtained, or (iv) the other party breaches its representations and covenants and such breach is not cured and would result in the closing conditions not being satisfied.  The Company has a right to terminate if the Company enters into a definitive agreement with respect to a superior alternative transaction (subject to payment of the termination fee). In addition, the Company has a right to terminate if the Average VWAP as of the fifth Trading Day (as defined in the Merger Agreement) immediately preceding the Closing Date is less than 80% of the Initial VWAP (as defined in the Merger Agreement); and (B) the number obtained by dividing the Triggering VWAP (as defined in the Merger Agreement) by the Initial VWAP (rounding to four decimal places) is less than the number obtained by dividing the Final Index Price (as defined in the Merger Agreement) by the Initial Index Price (rounded to four decimal places), minus .20.  EFSC has a right to terminate if, (i) the board of directors of the Company makes an adverse change in its recommendation with respect to shareholder adoption of the Merger Agreement or (ii) pre-closing environmental reviews of the real estate of the Company result in a specified estimated remediation cost. The Company may be required to pay a termination fee of $9,500,000 in the event the Merger Agreement is terminated under certain circumstances, or if terminated upon a material breach, may require the breaching party to pay a liquidated damages fee of $2,000,000.

The Merger is expected to close in the first half of 2019.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Merger Agreement has been attached as an exhibit to provide investors and shareholders with information regarding its terms.  It is not intended to provide any other financial information about the Company, EFSC or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; are solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, EFSC or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Voting Agreements

On November 1, 2018, concurrently with the execution of the Merger Agreement, the directors and certain officers and shareholders of the Company entered into voting agreements with EFSC (the "Company Voting Agreements"), solely in their capacity as holders of common stock of the Company and not in any other capacity (the "Company Shareholders"), pursuant to which, among other things, the Company Shareholders agreed (i) to vote their shares of Company common stock in favor of the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement and (ii) without the prior written consent of EFSC, not to transfer any of their shares of common stock except for certain limited purposes described in the Company Voting Agreements.  The Company Voting Agreements will terminate automatically in the event that the Merger Agreement is terminated for any reason in accordance with its terms.

The foregoing description of the Company Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Voting Agreement, the form of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 1, 2018, the Company and EFSC issued a joint press release announcing the execution of the Merger Agreement.  A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In addition, EFSC made available an investor presentation regarding the Merger Agreement.  A copy of the investor presentation that will be made available in connection with the such conference call and webcast is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The information under Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act, except to the extent specifically provided in any such filing.

Item 8.01 Other Events.

For the purposes of Rule 425 under the Securities Act, only that information contained in the press release and presentation furnished herewith as Exhibits 99.1 and 99.2, respectively, relating solely to the proposed merger between the Company and EFSC is being filed under this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding the proposed transaction between the Company and EFSC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of the Company and EFSC.  These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of the Company, EFSC and the combined corporation, as well as the businesses and markets in which they do and are expected to operate.  These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Words such as "expects," "believes," "estimates," "anticipates," "targets," "goals," "projects," "intends," "plans", "seeks," "indicates" and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact.  These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess.  Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.  The closing of the proposed transaction is subject to regulatory approvals, the approval of the shareholders of the Company and EFSC, and other customary closing conditions.  There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all.  If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating the Company and EFSC and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the Merger, including difficulties in maintaining relationships with employees, may be greater than expected; required governmental approvals of the Merger may not be obtained on the Merger's proposed terms and schedule, or without regulatory constraints that may limit growth; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; the strength of the U.S. economy in general, and of the local economies in which the surviving corporation will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined corporation's loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the surviving corporation's business and operating results.  For a more complete list and description of such risks and uncertainties, refer to the Company's Form 10-K for the year ended December 31, 2017, EFSC's Form 10-K for the year ended December 31, 2017, as well as other filings made by the Company and EFSC with the SEC. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, the Company disclaims any intention or obligation to update any forward-looking statements after the filing of this Current Report on Form 8-K, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

No Offer or Solicitation

The information in this Current Report on Form 8-K, including the exhibits incorporated herein by reference, is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed Merger between EFSC and the Company, EFSC will file with the SEC a Registration Statement on Form S-4, which will include a proxy statement of the Company that also constitutes a prospectus. The Company will deliver the proxy statement/prospectus to its shareholders. The Company urges investors and shareholders to read the proxy statement/prospectus regarding the proposed Merger when it becomes available, as well as other documents filed with the SEC because they will contain important information about the proposed Merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) the Company's website (www.lanb.com) under the heading "About" and then under the heading "Investor Relations" and then under the tab "Filings and Financials;" or (ii) the Company upon written request to Trinity Capital Corporation, Attn: Investor Relations, 1200 Trinity Drive, Los Alamos, New Mexico 87544. A free copy of the proxy statement/prospectus, as well as other filings containing information about the Company and EFSC may be obtained at the SEC's website (http://www.sec.gov).

Participants in Solicitation

The Company and EFSC and certain of their directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the Merger.  Information concerning the Company's participants is set forth in the definitive proxy statement, dated April 20, 2018, for the Company's 2018 annual meeting of shareholders as filed with the SEC on Schedule 14A.  Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC's 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2018 and as amended by supplements to the proxy statement filed with the SEC on March 14, 2018, March 30, 2018, and April 19, 2018.  Additional information about the Company's directors and executive officers can also be found in the above-referenced Registration Statement on Form S-4 when it becomes available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You can obtain free copies of these documents from the Company using the contact information above.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No. Description
Exhibit 2.1
Agreement and Plan of Merger by and between Enterprise Financial Services Corp, Enterprise Bank & Trust, Trinity Capital Corporation and Los Alamos National Bank, dated as of November 1, 2018 (schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Trinity Capital Corporation agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request).

Exhibit 10.1            Form of Company Voting Agreement.

Exhibit 99.1	Joint press release of Enterprise Financial Services Corp and Trinity Capital Corporation, dated November 1, 2018.

Exhibit 99.2	Enterprise Financial Services Corp Investor Presentation dated November 1, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: November 1, 2018	By:	/s/ John S. Gulas
John S. Gulas President & Chief Executive Officer